Juma Names Anthony M. Servidio Chairman and CEO

Company Secures Second Round Funding

Farmingdale, NY - December 5, 2007 - Juma Technology Corp. (OTC: JUMT), a leading IP convergence and systems integration company, today announced that it has restructured the organization of its senior management team. Industry veteran Anthony M. Servidio has been named Chairman and Chief Executive Officer; Joseph Fuccillo, Juma’s Chief Technology Officer, has been promoted to President; and Richard Patton has been named Chief Operating Officer. Current CEO and co-founder David Giangano now serves as President of Global Channels for Nectar, a wholly owned subsidiary of Juma Technology Corp.

Concurrent with these changes, the Company announced that it has secured an additional $6 million commitment in financing led by Vision Opportunity Master Fund Ltd. This second round of financing brings Vision’s total commitment to $11 million.

Anthony M. Servidio Assumes Role as CEO

Anthony M. Servidio maintains a distinguished career in the telecommunications industry, with over 30 years of experience. Throughout his career, Servidio has demonstrated the ability to generate market-leading offerings that drive financial and operational success. His leadership will enable Juma to build an organization that further accelerates the Company’s growing business and expansion potential.

Servidio’s experience includes senior management positions at WestCom Corporation, Cymtec Systems, Moneyline Telerate, IXnet, Global Crossings, WorldCom and RCA Global Communications.

Among his many achievements, Servidio was a co-founding stockholder of IXnet. There, he was credited with growing the company from its inception to a business generating over $300 million in annual revenues. The company was acquired by Global Grossing for $3.8 billion.

“With new enterprise clients, combined with the momentum we are experiencing with our Nectar offering, we felt that it was the appropriate time to bring in a very experienced, exceptional management team. We are thrilled that Mr. Servidio has recognized the opportunity here at Juma and has agreed to lead our team,” said David Giangano. “His illustrious track record of building and growing global technology companies speaks for itself. We look forward to embarking on a new era of growth and setting the organizational foundation for great success.”

“Juma is a great company with tremendous growth potential,” said Servidio. “We are taking the appropriate steps to focus and position Juma for stronger revenue growth, client expansion and the unparalleled delivery of skill, know-how, experience and value as we navigate our customers through the IP convergence evolution. I am very pleased to be working with and leading such a fine group of accomplished professionals.”

Joseph Fuccillo Promoted to President of Juma

Joseph Fuccillo’s leadership and vision is largely credited with driving the company and its success. He will now be responsible for overall business operations while maintaining his role as Chief Technology Officer.

“Juma maintains a superior team coupled with the financial backing necessary to continue our mission of transforming business communications through IP Convergence,” said Fuccillo. “I am excited to be a part of the new leadership team and look forward to growing our business to further establish Juma as the industry leader in converged communication solutions.”

Richard R. Patton Promoted to Chief Operating Officer of Juma

Richard R. Patton has been promoted to Chief Operating Officer of Juma Technology, expanding his role to overseeing operations for all of the Juma business lines. Prior to joining Juma in August 2007, Patton was most recently president and CEO of Government Telecommunications. Before that, he held key senior management positions at Millivision Technologies, East Wind Partners, Elglobe and AT&T.

Vision Commits $6 Million in New Capital to Juma

“This infusion of capital, combined with Anthony’s experience and leadership will allow the company to achieve its business objectives and continue to deploy its best in class technology,” said Adam Benowitz, Portfolio Manager of Vision Capital Advisors LLC. “The company is extremely well positioned to continue as a leader in delivering advanced converged communications solutions while working with many of the largest equipment and software providers in the world.”

New Board of Directors

As part of the reorganization, Juma’s Board of Directors will be led by Servidio and will include existing members Joseph Fuccillo and Anthony Fernandez of Juma, and new members David Skirloff, Managing Director of Vision Capital LLC and Robert M. Rubin, CEO and Chairman of MIT Holding, Inc. and CFO of Solar Thin Films, Inc. Vacancies were created by the resignation of Board Members David Giangano, Frances Vinci and Joseph Cassano.

Giangano Assumes Role as President of Global Channels for Nectar

As President of Global Channels for Nectar, Giangano will be responsible for building the sales channel and managing strategic relationships for the Company’s SIP-based carrier services subsidiary, which also represents Juma’s software division.

“David Giangano has done a tremendous job in building Juma to where it is today,” said Servidio. “His experience, relationships and respect within the industry perfectly position him to build another exciting business that addresses an enormous demand in the marketplace.”

About Juma Technology Corp.

Juma Technology Corp. (www.jumatechnology.com) provides advanced IP Convergence solutions that integrate voice, data and video applications. Juma’s IP Convergence solutions enable companies to increase productivity, enhance mobility and create significant cost savings, particularly for multi-location businesses. Juma has been recognized as an industry leader in providing integrated business communications and services, helping customers leverage network convergence to achieve their individual business goals.

About Vision Capital Advisors, LLC

Vision Capital Advisors, LLC is an SEC-registered investment adviser. Vision Capital Advisors, LLC specializes in making value-oriented investments in fundamentally strong small public companies in the US and abroad.

Forward-Looking Statements

Historical results and trends should not be taken as indicative of future operations. Management’s statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “prospects,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on the operations and future prospects of the Company on a consolidated basis include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, significant restructuring and acquisition activities, and generally accepted accounting principles. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Further information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included herein and in the Company’s other filings with the SEC.

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